                                                                    Exhibit 99.2


                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

         This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment") is entered into as of September 28, 2001 among GENEVA STEEL LLC, a Delaware limited liability company ("Borrower"), each Lender signatory hereto (each, together with its successors and permitted assigns, a "Lender"), and CITICORP USA, INC., acting as agent for itself and the other Lenders (in such capacity, "Agent"). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, the Agent, the Issuer and the Lenders are party to a Credit Agreement dated as of January 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as herein set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                       AMENDMENTS TO THE CREDIT AGREEMENT

                  SECTION 1.01. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Article II hereof, the Credit Agreement is hereby amended as follows:

                  (a) Amendment to Section 1.1. The definitions of "Availability Figure", "Inventory Availability Sublimit" and "O/S Amount" set forth in Section
1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

                           "Availability Figure" means the amount set forth
                  below for the applicable time period:

          AMOUNT                         TIME PERIOD
          $32,000,000                    September 29, 2001 through October 6, 2001
          $31,500,000                    October 7, 2001 through October 13, 2001

          $31,000,000                    October 14, 2001 through October 20, 2001
          $30,500,000                    October 21, 2001 through October 27, 2001
          $30,000,000                    October 28, 2001 through November 3, 2001
          $30,000,000                    November 4, 2001 through November 10, 2001
          $30,000,000                    November 11, 2001 through November 17, 2001
          $30,000,000                    November 18, 2001 through November 24, 2001
          $30,000,000                    November 25, 2001 and thereafter


                           "Inventory Availability Sublimit" means $75,000,000.

                           "O/S Amount" means the amount set forth below for the
                  applicable time period:

          AMOUNT                         FOR THE WEEK ENDING
          $12,000,000                    October 6, 2001
          $8,000,000                     October 13, 2001
          $6,000,000                     October 20, 2001
          $6,000,000                     October 27, 2001
          $4,000,000                     November 3, 2001
          $4,000,000                     November 10, 2001
          $2,000,000                     November 17, 2001
          $2,000,000                     November 24, 2001
          zero ($0)                      December 1, 2001 and thereafter


                  (b) Amendment to Section 2.12. Section 2.12 of the Credit Agreement is hereby amended by adding at the end thereof a new paragraph (d) as follows:

                           (d) December 31, 2001 Fee. In the event that this
                  Agreement has not on or prior to December 31, 2001 been repaid in cash in full pursuant to a refinancing of the Facility, Borrower agrees to pay to the Agent, for the benefit of the Lenders, an amount equal to 0.125% of the amount of the Revolving Credit Commitments on December 31, 2001.

                  (c) Amendment to Section 5.5. Section 5.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           SECTION 5.5 MAINTENANCE OF TANGIBLE NET WORTH. So
                  long as Net Outstandings are greater than the O/S Amount, the Borrower will maintain a Tangible Net Worth greater than or equal to (a) the Borrower's Tangible Net Worth as of the Effective Date less (b) $81,000,000.

                                   ARTICLE II
                        CONDITIONS PRECEDENT TO AMENDMENT

         The amendments to the Credit Agreement set forth in Article I hereof shall become effective on the date (the "Effective Date") that each of the following conditions precedent are or shall be contemporaneously satisfied:

                  SECTION 2.01. The Agent shall have received counterparts of this Amendment duly executed by the Agent, the Requisite Lenders and the Borrower.

                  SECTION 2.02. The Agent shall have received, dated the date of receipt thereof by the Agent, in form and substance satisfactory to the Agent, a certificate signed by a duly authorized officer of the Borrower stating that:

                  (a) The representations and warranties contained in Article III hereof are correct on and as of the date of such certificate as though made on and as of such date, and

                  (b) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

                  SECTION 2.03. The Agent shall have received such other documents from the Borrower as the Agent shall request in writing.

                                  ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         The Borrower represents and warrants to the Agent and the Lenders that:

                  SECTION 3.01. AUTHORIZATION. The execution, delivery and performance by the Borrower of this Amendment have been authorized by all necessary limited liability company action and the Credit Agreement as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                  SECTION 3.02. NO CONFLICT. Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate
(a) any provision of the Borrower's certificate of formation or agreement of limited liability company, (b) any law or regulation, or any order or decree of any court or government agency or instrumentality, or (c) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound.

                  SECTION 3.03. REPRESENTATIONS AND WARRANTIES IN THE CREDIT AGREEMENT. The representations and warranties set forth in Article IV of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

                  SECTION 3.04. NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement.



                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

                  SECTION 4.01. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT NO WAIVER

                  (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

                  SECTION 4.02. COSTS AND EXPENSES. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to reimburse the Agent and the Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

                  SECTION 4.03. RELEASE. In further consideration of the Lenders' execution of this Amendment, the Borrower hereby releases each of the Agent, each Lender and the Issuer and their respective affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of every kind or nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that the Borrower may have against the Releasees which arise from or in any way relate to the Obligations, any Collateral, any Loan Document, any documents, agreements, dealings or other matters in connection with or relating to any of the Loan Documents, and any third parties liable in whole or in part for the Obligations, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof (including, without limitation, any actions or inactions which Releasees may have taken or omitted to take prior to the date hereof).

                  SECTION 4.04. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 4.05. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  SECTION 4.06. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile, each of which counterparts when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

BORROWER:
---------

GENEVA STEEL LLC

By:       /s/  Steve Bunker
         ----------------------------------------
Name:     Steve Bunker
         ----------------------------------------
Title:    Vice President of Finance and Treasurer
         ----------------------------------------


AGENT AND LENDER:
-----------------

CITICORP USA, INC.,
as Agent and a Lender


By:       /s/ Keith R. Karako
         ----------------------------------------
Name:     Keith Karako
         ----------------------------------------
Title:    Managing Director
         ----------------------------------------


LENDERS:

FOOTHILL CAPITAL CORPORATION
as a Lender

By:        /s/ Mike Baranowski
         ----------------------------------------
Name:      Mike Baronowski
         ----------------------------------------
Title:     Vice President
         ----------------------------------------


IBJ WHITEHALL BUSINESS CREDIT CORPORATION as a Lender

By:
         ----------------------------------------
Name:
         ----------------------------------------
Title:
         ----------------------------------------


HELLER FINANCIAL, INC., as a Lender

By:        /s/ Alfred J. Scoyni
         ----------------------------------------
Name:      Alfred J. Scoyoni
         ----------------------------------------
Title:     Vice President
         ----------------------------------------


                       [Signature Page to Amendment No. 4]

GMAC BUSINESS CREDIT, LLC, as a Lender


By:        /s/  Thomas Maiale
         ----------------------------------------
Name:      Thomas Maiale
         ----------------------------------------
Title:     Vice President
         ----------------------------------------






                       [Signature Page to Amendment No. 4]